UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

SELECTA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472

(Address of principal executive offices)(Zip Code)

(617) 923-1400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 21, 2023, Selecta Biosciences, Inc. (the “Company”) issued a press release announcing top-line data from the Phase 3 DISSOLVE I & II placebo controlled randomized clinical trials to determine safety and efficacy of two different dose levels of SEL-212 in adult patients with chronic refractory gout. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

As described above, on March 21, 2023, the Company announced top-line data from the Phase 3 DISSOLVE I & II trials. Top-line results include:

•

During month six, 56% and 48% of DISSOLVE I patients randomized to receive SEL-212 at the high dose of 0.15 mg/kg of ImmTOR (p<0.0001) and the low dose of 0.1 mg/kg of ImmTOR (p<0.0001), respectively, reached the primary endpoint of serum urate (SU) levels < 6 mg/dL for 80% of the time in month six, compared to 4% of patients randomized to receive placebo. During month six, 47% and 41% of DISSOLVE II patients randomized to receive SEL-212 at the high dose (p=0.0002) and the low dose (p=0.0015) of ImmTOR, respectively, reached the primary endpoint, compared to 12% of patients randomized to receive placebo.

•

65% and 47% of DISSOLVE I patients 50 years and older randomized to receive SEL-212 at the high dose (p<0.0001) and the low dose (p<0.0001) of ImmTOR, respectively, reached the primary endpoint, compared to 5% of patients randomized to receive placebo; 48% and 45% of DISSOLVE II patients 50 years and older randomized to receive SEL-212 the high dose (p=0.0017) and the low dose (p=0.0044) of ImmTOR, respectively, reached the primary endpoint, compared to 14% of patients randomized to receive placebo.

•

In DISSOLVE I, a significant and clinically meaningful overall reduction of 69% in mean SU levels at month six was observed in patients randomized to receive SEL-212 at the high dose, as compared with placebo.

•

Adverse events (AEs) identified in the trials were expected, including mild to moderate stomatitis which was observed in 3.4% of the low dose group and 9.2% of the high dose group compared to 0% in placebo across both trials, and a greater number of infusion reactions were observed at 24 hours and 1 hour after drug administration in both treatment groups compared to placebo. Treatment-related serious AEs were observed in six patients, including two cases of anaphylaxis and one gout flare in both the high and low dose treatment groups. Only 4.5% of patients receiving the low dose of SEL-212 and 3.4% at the high dose of SEL-212 had infusion reactions, across both trials, evaluated one hour post-dose. All infusion reactions occurred within the first three infusions, and each occurred during infusions and completely resolved with infusion halt and symptomatic treatment. There was one death in the six-month extension phase of the DISSOLVE I trial, which was caused by a motor vehicle accident unrelated to the study drug. There was no difference in gout flares when both treatment groups were compared to placebo.

•

In the six-month extension period for the DISSOLVE I trial, 75% of patients who completed six months of SEL-212 treatment as responders were observed to continue to be successfully treated through 12 months with no infusion reactions or safety signals.

In connection with the announcement of its Phase 3 DISSOLVE I & II trial results, the Company is hosting an investor call to present the data from the trials. A copy of the slide presentation to be presented during the investor call is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

Forward-looking Statements

Any statements in this Current Report about the future expectations, plans and prospects of the Company, including without limitation, statements regarding the unique proprietary technology platform of the Company and its partners, the anticipated benefits of the Company’s licensing and development agreements, the potential of ImmTOR to enable re-dosing of AAV gene therapy and to mitigate immunogenicity, the potential of ImmTOR and the Company’s product pipeline to treat chronic refractory gout, MMA, IgAN, other autoimmune diseases, lysosomal storage disorders, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s and its partners’ ability to conduct its and their clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the potential treatment applications of product candidates utilizing the ImmTOR platform in areas such as gene therapy, gout and autoimmune disease, the ability of the Company and its partners where applicable to develop gene therapy products using ImmTOR, the novelty of treatment paradigms that the Company is able to develop, whether the observations made in non-human study subjects will translate to studies performed with human beings, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s plan to apply its ImmTOR technology platform to a range of biologics for rare and orphan genetic diseases, the potential of the Company’s technology to enable repeat administration in gene therapy product candidates and products, the ability to re-dose patients and the potential of ImmTOR to allow for re-dosing, the potential to safely re-dose AAV, the ability to restore transgene expression, the potential of the ImmTOR technology platform generally and the Company’s ability to grow its strategic partnerships and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including the uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s ImmTOR technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this Current Report represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this Current Report.

Item 9.01	Financial Statements and Exhibits.

    (d)     Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release Issued on March 21, 2023

99.2	Slide Presentation of Selecta Biosciences, Inc. dated March 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: March 21, 2023	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer